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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38392) of VIA NET.WORKS, Inc. of our report dated February 27, 2001, except as to Note 12 which is as of August 9, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K/A.


PricewaterhouseCoopers LLP
McLean, Virginia
August 16, 2001